Cash and Cash Equivalents and Short-term Investments	12 Months Ended
Dec. 31, 2015
Cash, Cash Equivalents, and Short-term Investments [Abstract]
Cash and Cash Equivalents and Short-term Investments
Cash and Cash Equivalents and Short-term Investments
Cash and cash equivalents at December 31, 2015 include deposits with financial institutions that have good credit ratings and with the Dutch government of EUR 1,423.0 million (2014: EUR 1,200.0 million), investments in money market funds that invest in debt securities of financial institutions that have good credit ratings and governments of EUR 659.3 million (2014: EUR 426.7 million) and interest-bearing bank accounts of EUR 376.4 million (2014: EUR 792.8 million). Our cash and cash equivalents are predominantly denominated in euros and partly in US dollars.
Cash and cash equivalents have insignificant interest rate risk and remaining maturities of three months or less at the date of acquisition. Except for an amount of EUR 5.3 million (2014: EUR 5.1 million), no restrictions on usage of cash and cash equivalents exist. The carrying amount of these assets approximates their fair value.
Short-term investments have insignificant interest rate risk and remaining maturities longer than three months but less than one year at the date of acquisition.
Short-term investments (classified as available for sale securities) consist of the following:

As of December 31, 2015
(in thousands)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Dutch Treasury Certificates	—	—	—	—
Deposits	950,000	—	—	950,000
Total	950,000	—	—	950,000

As of December 31, 2014
(in thousands)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Dutch Treasury Certificates	334,864	—	—	334,864
Deposits	—	—	—	—
Total	334,864	—	—	334,864